UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: Practus LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2021

Item #1. Reports to Stockholders.

INDEX	Rule One Fund

RULE ONE FUND

VOL .5
RYD .1
CIGB
UNI
SBC .3
SBC .7

RULRX

ANNUAL REPORT

For the Year Ended
December 31, 2021

(833) RULE-ONE
ruleonefund.com

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Rule One Fund

Important Disclosure Statements

The Rule One Fund’s (“Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by Foreside Fund Services, LLC, Portland, ME.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550.

Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2021 and are subject to change at any time.

ANNUAL REPORT

Rule One Fund

January 26, 2022

To the shareholders of the Rule One Fund:

The General Market Picture

We believe the driving force in the stock market throughout 2021 can be summarized in a single word: inflation. Milton Friedman said that inflation is rising prices produced by high public spending and a growth in the money supply. It is also a devastating tax. Say we’re having 7% inflation and your investment makes a 10% return, 7% after tax. Your net gain is zero buying power because inflation increased prices 7%. In effect, inflation taxed you 100% of your gains.

Most of those in political office, quite understandably, are firmly against inflation and firmly in favor of policies producing it. (This schizophrenia hasn’t caused them to lose touch with reality, however; Congressmen have made sure that their pensions — unlike practically all granted in the private sector — are indexed to cost-of-living changes after retirement.). Peacetime inflation is a political problem, not an economic problem. Human, behavior not monetary behavior, is the key. And when very human politicians choose between the next election and the next generation, it’s clear what usually happens.

--- Warren Buffett, Fortune Magazine 1977

In 1977, Buffett, although well ahead of his time, had no idea just how very ‘human’ politicians would become.

Here is a chart of the M2 Money Supply from the Federal Reserve in St. Louis. M2 is the amount of dollars in the US economy.

FRED
M2
24,000
20,000
16,000
12,000
8,000
4,000
0
Billions of Dollars
1960
1970
1980
1990
2000
2010
2020
1
2
3
4
5
1960
1980
2000
Source: Board of Governors of the Federal Reserve System (US)
fred.stlouisfed.org

Board of Governors of the Federal Reserve System (US), M2 [M2SL], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/M2SL, February 14, 2022.

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Rule One Fund

You can see that in 1959 there was almost $300 billion in the US (Arrow 1). By 1977, when Buffett was quoted in Fortune (Arrow 2), M2 grew to $2 trillion, an 11% compounded growth rate. During that time, the US went through the Vietnam war, huge welfare spending, massive inflation, a stagnating economy, the end of the gold standard, 15% interest rates and major social and political upheaval.

From 1977 to 1997 (Arrow 3), the M2 money supply grew at 3.5% per year, about the rate of growth of economic production, there was little inflation, interest rates dropped, and the Dow went from 1,000 to 10,000.

In 1997, we had about $4 trillion of money in the economy. At that point, it seems to us that politicians rediscovered money printing wins elections. Between 1997 and 2020, they added an additional $11 trillion to the money supply at a rate nearly double the growth rate of productivity in the US (Arrow 4). But they were only getting started. With Covid as the excuse, they poured an additional $7 trillion into the economy in two years and are plotting to add more (Arrow 5).

The impact of adding more cash to the economy than we are earning with production is inflation, the deterioration of the buying power of the dollar.

Since 1997, the government added $18 trillion new dollars to the existing $4 trillion. Assuming no real growth in the economy, the purchasing power of the dollar should decline by the ratio of new dollars added, in this case, 4:1. Roughly speaking, that much money in the economy should reduce the buying power of $1 over time to about $0.25, a 4:1 ratio and should result in a high inflation rate. The current inflation rate calculated by the Feds suggests inflation is running about 7% but they may be underestimating the real inflation rate.

Below is a chart from ShadowStats.com, a website that uses the government’s 1980 formula for calculating the Consumer Price Index rather than the current method of calculation of CPI. Using the old calculation, the real increase in prices is running about 15% per year. That’s about right if we expect to see a decline in buying power relative to the amount of cash that was printed. A 15% decline per year will cut the buying power of the dollar in half in five years and in half again in ten. That would indeed make the buying power of a $1 today go down to $0.25.

ANNUAL REPORT

Rule One Fund

Permission granted to re-publish by ShadowStats.com at http://www.shadowstats.com/charts_republish

While such a rapid decline in the buying power of a dollar seems unlikely today, many people don’t realize that the dollar has been crushed by similar policies repeatedly over the last 88 years. In 1933, FDR signed Executive Order 6102 “forbidding the hoarding of gold coin, gold bullion, and gold certificates within the continental United States.” By ‘hoarding’ FDR meant ‘owning any’. Prior to that order, for virtually the entire history of the US, dollars were convertible into gold at about $20 per ounce. In other words, with some short-term exceptions, there was virtually no inflation in the US economy for 145 years. And then things changed. (See chart below).

Permission granted to re-publish “$250 in 1800 → 2022 | Inflation Calculator.” Official Inflation Data, Alioth Finance, 12 Jan. 2022, https://www.officialdata.org/us/inflation/1800?amount=250.

Raw data for these calculations comes from the Bureau of Labor Statistics’ Consumer Price Index (CPI), established in 1913.

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Rule One Fund

Shortly after the Order, FDR devalued the dollar by 40% by selling dollars to our trading partners for gold at $35 per ounce. That price per ounce held until 1970 when Britain, Switzerland and France caught on to the money printing the US had been doing for decades and demanded their gold back at $35 per ounce. Nixon demurred (because we didn’t have enough gold to cover all the dollars we’d printed and sent to them) and in 1971 the US formally went off the gold standard. The dollar crashed; gold rocketed from $35 to $660 per ounce. Today gold goes for about $1800 per ounce and $1 buys what $0.04 bought in 1933.

I was tempted to write that I doubt that the country can sustain a 15% rate of inflation for a decade, but it appears we’ve sustained about a 10% real inflation rate for the last 20 years so maybe we can get through at 15%. Still, it would be astonishing to experience everyday prices 4X higher than they are now. That’s gas at $12 and a Big Mac for $18, sans fries and soft drink. Someone making $100,000 now will be at $400,000 in 2032. How about an average house in Atlanta for $1.5 million and an average one in San Francisco is $6 million?

The amazing thing about inflation is that these prices, as crazy high as they seem to us, will very likely be what our kids and grandkids are paying for these things in 40 years even if inflation is back to historical norms and under control because politicians just can’t keep themselves from printing money.

The Federal Reserve Bank has maintained that some inflation is a good thing. That’s why they’ve been trying to induce inflation in our sluggish economy since the Great Recession. Perhaps a bit of inflation doesn’t hurt but the level of inflation we seem to be heading into will cripple an economy.

Initially, pouring paper dollars into the economy creates in people a sense of being richer since there is suddenly a lot more money available, particularly for those who own financial assets like stocks or real assets like real estate. That sense of having more money encourages people to consume more. This excess consumption creates a problem for manufacturers and shippers who struggle to keep up with demand and prices go up. This is the beginning of a serious devaluation of the dollar but at this point people feel flush with money and spend it like they stole it.

For example, flush with cash, investors opened 25 million new investment brokerage accounts in the last 24 months and aggressively bid up the market.

As prices rise, however, people notice they can’t buy as many groceries or as much gas with their dollars and, feeling the pinch, they demand higher wages, particularly if there are more jobs than job seekers, as is the case today. As wages rise there is more money to spend so goods stay scarce, and prices continue to rise even faster. At that point, people’s wage increases and buying power can’t keep up and real economic pain sets in. People begin to take chances with investments to try to bridge the gap between income and spending. Prices get volatile and irrational.

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Rule One Fund

Here are some indications of a market driven by inflation going through this process:

-Hertz announced in October that it would buy 100,000 Tesla Model 3’s for $4.2 billion. This news drove the market price of Tesla’s stock over $250 billion in a single day.

-Driven by amateur traders on Reddit, GameStop’s market price shot from $1 billion to over $30 billion in a month. GameStop, it should be mentioned, is on the verge of making a profit. Maybe in a couple of years.

-After an Elon Musk tweet about Dogecoin, an amateur investor piled $250,000 into it, his entire life savings and all the money he could borrow. He made $1 million in two months. “Once I hit $10 million, then I’ll take out 10%,” he says. Dogecoin is a crypto currency that was created in 2013 as a joke.

-A typical middle tier home in San Francisco went up $150,000 last year and now costs $1,513,716.

-The average home price in Boise, Idaho went up 21% last year.

-Bozeman, Montana saw home prices rise an average of 20%.

-Christie’s auction house sold some indiscriminately collated digital pictures of cartoon monsters, gross-out gags and a breastfeeding Donald Trump for $69 million — which suddenly made the computer illustrator the third-highest-selling artist alive. The actual images remain available online for anyone to copy for free. The ‘art’ was purchased by an anonymous buyer who paid in Ether cryptocurrency.

-A $22 billion marketplace for digital cartoons was created in 2021.

-I sold a racecar after racing it for a year for more than I paid for it.

-Every single day last year, 1700 Americans became new millionaires.

-Amateur investors are saying they believe that 20% returns are normal.

The problem with inflation for investors is that inflation is bad for profits. Stock markets don’t do well historically in times of high inflation. When inflation began in 1965 with massive government spending on welfare and Vietnam, through to 1983 when a deep recession and 15% T-bill rates stopped the inflationary spiral, the Dow’s rate of return was 0%. That’s a 0% rate of return for an index fund investor for 18 years.

So, what does inflation mean for the market in 2022? Right now, I could make a pretty good case that the market is irrationally priced. The Wilshire GDP ratio, the historical relationship between the overall market price and the revenue of the country, is at 245%,

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Rule One Fund

over double what it was in 2000 when Buffett suggested that buying stocks then was playing with fire. If that was like playing with fire, being fully invested in this market must be like playing with a live hand grenade. Robert Shiller’s Nobel Prize winning analysis of the long-term relationship in the market between the market price and the earnings, the Shiller PE, just touched 40 at the end of the year. The historical average is 16. There have been five times in 140 years that the Shiller PE has been over 25: 1929, 2000, 2007, 2020 and now, and the market crashed each time. So, yes, I do believe that 25 million new trading accounts, high-flying meme stocks, trade-able cartoons, joke crypto currencies, sky-high real estate, a 40 Shiller, and 245% Wilshire GDP could be signs of a market top.

But an even more important indicator that the party is over is the Federal Reserve’s decision to stop buying bonds and raise interest rates.

Higher interest rates will make corporate debt harder to roll over and consumer credit harder to qualify for. That will slow consumer spending and shrink corporate profits and growth rates. Those outcomes are, of course, the purpose of raising rates. But then comes the undesired consequence. When slower growth and declining profits combine with serious inflation, we may experience PE ratio compression and the market getting repriced downward. With over 50% of the market passively invested, a significant market drop can quickly go viral and become a rout as passive funds are forced to sell off to match the index.

Companies might respond to this threat by trying to increase their profits by finding a way to do one of the following … because these are the only ways a company can overcome the impact of inflation:

1.Sell more stuff without having to add more assets.

2.Lower the cost of borrowing

3.Borrow more

4.Lower the income tax rate

5.Cut costs

6.Raise prices

The second, third and fourth ways are impossible while the Fed is raising interest rates and tightening credit and the government is trying to raise the corporate income tax rate. The fifth is very difficult with inflation pushing up wages and costs of equipment and supplies. Not much hope there. And the first one – just sell more stuff that doesn’t cost you more to produce … well, competition is fierce and taking market share is difficult. The sixth idea – raise prices – sounds good but few companies have the pricing power to do so sufficiently to cover increased costs without losing market share to lower priced competitors. That’s why in an inflationary era, the stock market is likely to flatline or drop.

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Rule One Fund

I know that is a scary thought but there is good news. America is incredibly resilient. We’ve been through this before and came out of it better off than before. And, famously, while the stock market was having a rough go from 1965 to 1983, Buffett grew his net worth from $26 million to $620 million. Sometimes the best opportunities for investors come when there is a lot of chaos in the market. Businesses with deep moats and great management, our favorite type, often come out of difficult economic conditions stronger than ever, particularly during inflationary conditions, because these kinds of businesses can raise their prices as their costs rise. These businesses, in a sense, thrive in difficult times. Bank OZK, for example, bought 13 banks from the FDIC following the financial crisis in 2008 and in 6 years grew from $3 billion in assets to $18 billion, a growth rate of over 30% compounded while the economy struggled to find its footing. Author, trader and NYU professor, Nicholas Taleb, calls this sort of business ‘antifragile’ – one that gains from disorder. As inflation takes its toll, we will be focusing our efforts on businesses we believe are antifragile.

When the day comes that this inflated bubble of a market finally hits a needle and pops, it will be a bit of a shock to all of us … but it will also briefly rain gold. Wonderful businesses will go on sale. Warren Buffet urges, “When it briefly rains gold…reach for a bucket, not a thimble.”

That ‘bucket’ means cash and lots of it and the only way, short of a much better crystal ball than mine, to have that ‘bucket’ ready is to prepare before the bubble pops. If the bubble continues, our ‘bucket’ of cash will necessarily impact our returns to some degree just as sitting with a lot of cash did last year. But if the market crashes that ‘bucket’ of cash will benefit our returns like it did in 2020. And that’s the plan - to be there when the bubble bursts with ready cash to buy a select number of wonderful businesses that we believe can keep up with inflation. And, as always, we will do our best to buy them when they go on sale.

Our Portfolio

The Rule One Fund is a multi-strategic alternative mutual fund that seeks long-term total return. Our approach to achieve that objective has two legs:

(1)achieving a positive absolute return and

(2)preservation of capital.

Another way of expressing these goals is Warren Buffett’s first (and only) rule of investing, “Don’t lose money.” That’s my focus and the driving force behind this Fund and it is the lens to look through when evaluating the Fund’s performance.

ANNUAL REPORT

Rule One Fund

Our annual return in 2021 is 12.8% after fees and expenses. This return was achieved despite a substantial percentage of the Fund’s assets held in cash through the year as a hedge against a market crash. Our average cash position for the year was 34% of the Fund’s assets. Through the year, much of the portfolio remained invested in a select group of stocks that were purchased or increased during the market crash in 2020, on average 50% of the portfolio, including Boeing, Bank OZK, Armada Hoffler, CF Industries, Huntington Ingalls, ULTA, Gildan, and Seritage. That portion of the portfolio generated a 31% return in 2021, including the short-term gains generated by trading options on these positions and from taking profits on ULTA, Gildan and Seritage. The remaining approximately 16% of the portfolio is in a new investment I initiated mid-year and that I increased in the 4th quarter (more about that later). This new company returned a negative 23% by the end of the year.

These three investment categories contributed as follows to the overall Fund profit after fees and expenses were deducted from the stock positions:

-Our 34% position in cash returned 0% and contributed 0% to the overall Fund profit.

-Our 50% position in “market crash” stocks returned 31% and contributed 16.5% to the overall Fund profit.

-Our 16% position in the new company returned -23% and contributed -3.7% to the overall Fund profit.

-The Fund’s return of 12.8% after fees and expenses is the sum of these investment returns.

One might reasonably ask why the Fund wasn’t invested entirely in the “market crash” stocks given that the entire Fund might have seen a 31% return. The answer is complex. One part of the answer is that I believed, incorrectly as it turned out, that the market crash in March 2020 would be substantially deeper and longer. From my previous experience, a sudden change in market direction was unlikely. When the internet crash started in the year 2000, I was out of the market for months. In the financial freeze crash of 2008, I waited almost 18 months before businesses were enough on sale to get back in. In this recent crash, President Trump’s reaction to increase unemployment benefits and pay businesses to keep employees employed was so swift, and the cash infusions by the Fed were so huge that the market turned around literally overnight and shot back up. I held back cash with an eye on several favorite watch list businesses that did not, as it turned out, go on sale and I missed my chance to load up more on the one’s that did. I fiddled and Rome didn’t burn.

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Rule One Fund

Second, as noted above, I sold some of the “market crash” stocks when their rising prices exceeded their values. That added to the Fund’s cash hoard.

Third, the Fund is not a relative return fund. We don’t try to stay with the market’s ups and downs. We view the Fund as, as noted above, an absolute return fund. If the market is down 20% and then up 15% and the Fund is just going down and up with it, I will not be happy, and neither will you. You can get that sort of investing result by buying the index. (Of course, if you start thinking about buying the index now, you’ll be dealing with ERI — the Emotional Rule of Investing. ERI says that the moment YOU buy the index this market will drop like a stone.)

Fourth, the Rule One investing strategy makes moot the issue of whether to get fully invested or fully into cash. We believe the secret to great investing results in the long term is to buy when there is fear and sell when there is greed. What this means in practice is what you’re seeing me do with the Fund.

The great thing about Rule One strategy is that I don’t have to speculate about the market at all. My decisions to be in or out are made for me by individual businesses. Rule One strategy is simple: find what we believe are wonderful businesses and buy them on sale and then sell them when the price exceeds the value. If wonderful businesses are all overpriced, I can’t buy any of them. In fact, in that type of market, I’m likely a seller of the wonderful businesses that I own, and I naturally end up with a lot of cash. This is what was happening in 2021. On the other hand, if wonderful businesses are on sale everywhere then I should be pouring cash into those businesses with both hands and loading up our ‘bucket’ while it is raining gold. But to do that, I need the cash that I’m getting from selling stocks when they are priced too high.

In other words, if I do my job well, I don’t have to guess. The normal fluctuations of the market will tell me via the stocks the Fund owns and stocks we’re trying to buy when to be all-in and when to be in cash.

In the long run the wonderful businesses we buy on sale and sell when overpriced should produce excellent absolute returns and preservation of capital. (A brief aside about “preservation of capital”. It means that the buying power of our investment capital is maintained. It goes hand in hand with achieving positive absolute returns. There is little to be gained from a positive absolute return if the buying power of our capital has decreased in the interim. Fortunately, wonderful businesses, by definition, have big moats that give the business the pricing power to raise their prices with inflation. In addition, big moat companies produce substantial free cash flow that can be used to grow the business by taking market share, expanding the niche, or acquiring competitors. If we buy a wonderful business on sale, the business should increase the value of our equity more than inflation and, at a minimum, make the business worth more in current dollars buying power than the capital we invested in it.)

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Rule One Fund

There is another reason, of course, why the Fund’s return came in below 31% for the year and that reason is the marked to market loss the Fund took on a new investment. Before I go into detail about that investment, let me ask you to indulge me in a little challenge that may help you understand my thinking regarding this investment.

Let’s look at two similar businesses, Lemonade Stand A and Lemonade Stand B. Without looking down the page past the numbers, see if you can figure out which one we should buy.

These two lemonade stands do not compete directly, and both are so dominant in their respective markets that they are effective monopolies. Also, both lemonade stands had a very challenging year.

-Lemonade Stand A was fined $130 for monopoly practices. It has covid-induced severe labor shortages. It increased its fixed costs. Free cash flow is down. It is also in a legal battle with regulators over its customer data practices.

-Lemonade Stand B was fined $280 for monopoly practices. It is in an economic recession in its primary market. It was required by regulators to make changes to its customer data practices and that slowed its growth.

Assuming we believe both companies will weather the current headwinds and will be bigger, better, and more profitable lemonade stands in ten years, which lemonade stand should we buy?

These are real businesses and the numbers in the table below are actual gross numbers, not EPS numbers. To disguise them, I left off a couple of zeros.

	Lemonade Stand A	Lemonade Stand B
Merchandise Sales	$475	$1,200
Number of customers	310	1,240
5-yr Revenue Growth Rate	29%	50%
Net Income	$26	$19
5-yr Net Income Growth Rate	63%	25%
Free Cash Flow	-$2	$22
5-yr Free Cash Flow Growth Rate	-100%	18%
Owner Earnings	$30	$35
5-yr Owner Earnings Growth Rate	19%	9%
Net Cash (cash-debt)	$28	$47
5-yr Net Cash Growth Rate	36%	29%
Long-term Growth Rate	20%	18%

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Rule One Fund

Let’s look at valuation:

I value businesses three ways:

1.The “Ten Cap” method calculates Free Cash Flow before taxes and capital expenditures for growth. I call that number “Owner Earnings”. The Ten Cap number is the price at which the Owner Earnings yield is 10%.

2.The “Payback Time 8-year” (PBT-8) method calculates 8-years of estimated cumulative Free Cash Flow and prices the business at that amount.

3.The “Margin of Safety” (MOS) method is a traditional discounted earnings calculation that estimates the growth of earnings out ten years, discounts that amount using a discount rate of 15% to find the value of the business. The MOS is half the value.

	Lemonade Stand A	Lemonade Stand B
Ten Cap	$300	$350
PBT-8	N/A (negative number)	$363
MOS	$805	$423

Lemonade Stand A’s stock price is up 7% this year to an all-time high with a market cap of $1,700. Lemonade Stand B’s stock price fell to a 4-year low, down 48%, and it now has a market cap of $300. Which one would you buy?

With both companies experiencing a challenging year and similar fundamental and financial results, (A has slightly higher Net Income while B has slightly higher Owner’s Earnings), you might ask yourself how the market price of these two companies could be so vastly different. (Lemonade Stand A is priced at almost 6 times Lemonade Stand B)

The simple answer is fear. Lemonade Stand B was aggressively attacked by lemonade regulators in its region. Lemonade Stand A experienced its challenges more slowly and is in a much less authoritarian market. In our view, the regulations placed on Lemonade Stand B are not onerous and likely to be required of Lemonade Stand A soon. The market’s fear of Lemonade Stand B may have come from the suddenness of the regulatory crackdown, not the specifics nor the long-term impact. The huge drop in the market price of Lemonade Stand B could also be from pure market momentum. Once the stampede to the exit began, the reason for fund managers to run out the door no longer mattered. The momentum to exit just took the stock down.

If you haven’t guessed yet, Lemonade Stand A is Amazon and Lemonade Stand B is Alibaba. These are both great companies. Each owns about 50% of the market in its region and each is growing fast. Picking one is simple enough: simply buy the business

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Rule One Fund

that offers the lowest risk and biggest bang for our buck. A huge margin of safety goes a long way to mitigate the risk of the unknown and it jacks our return because we will double our money when the fear subsides even if the stock price just returns to its previous market price. If Alibaba’s stock price goes to Amazon’s market multiple, this will be a 6X return.

Of course, there is a catch to investing like this. If the $10 value we bought for $5 last quarter is now selling for $3, the Fund’s return for the year will be reduced. This is exactly what happened with Alibaba.

This problem — buying a business on sale and then watching the price go down in the near term — discourages most fund managers from pursuing Rule One strategy. They know their big investors — the pension funds and ETFs — have no patience with fund managers who fail to keep up with their peer group quarter by quarter. Cautionary tales abound about fund managers who lost their fund because they made investments that went down in the short term despite those investments resulting in huge gains in the long-term. For most of Wall Street, ‘long-term’ is a quarter from now. Insofar as a fund manager’s career goes, any stock prices that will take longer than a couple of quarters to recover might as well recover 50 years from now because in either case the fund manager might not be around to benefit.

If a fund manager is avoiding buying a wonderful business that is on sale because in the short-term the stock price might go down and negatively impact reported results, we understand why: Although in the long run its worse for the client, it is much safer for the fund manager.

In this case, I’m quite excited about our investment in Alibaba even if the end-of-year price is below our average purchase price. The opportunity to purchase a near-monopoly business at a steep discount is rare. As a point of reference, Amazon’s stock price would need to fall from $3,350 to $1,200 per share to achieve a similar discount to intrinsic value.

To sum up our year, getting our cash bucket ready for a market crash reduced our return, the stocks we continued to own outperformed the Dow almost 75% (31% vs. 18%), and because in the 4th quarter Alibaba gave us an entry point at a much lower price than the first margin of safety entry, it may become a more wonderful long-term investment that we originally hoped.

In 2022, the Federal Reserve has limited options at its disposal to stop inflation because, if we enter an economic recession, we believe our politicians will aggressively print dollars and increase inflation. The position the economy is in is precarious, and many prominent and successful investors are aligned with my concerns. We’ve witnessed first-hand the effects of inflation, seen our nation endure great pain, but we’ve also seen that the prepared were awarded the best investing opportunities of the century.

ANNUAL REPORT

Rule One Fund

We at Rule One Fund understand the life savings of many of our investors are in this Fund along with most of our family’s liquid assets. We like how the Fund is positioned for the future, and we eagerly look forward to the years to come as the investments in the portfolio today align their price with their value. As for the Fund’s cash hoard, the saying goes, “It is better to be prepared for an opportunity and not have one, than to have an opportunity and not be prepared.” In the case of the Fund, we have a watchlist of wonderful companies and a pile of cash ready to act aggressively should an economic storm impact our markets.

Warmest regards,

Phil Town
Managing Partner, Rule One Partners
Advisor for the Rule One Fund

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Rule One Fund

Investment advisory services are provided by Rule One Partners LLC, a SEC registered investment adviser. This communication does not constitute an offer to sell or the solicitation of an offer to buy any security. Although the information provided has been obtained from sources that Rule One Partners LLC believes to be reliable, we do not guarantee its accuracy, and such information may be incomplete or condensed. It does not purport to include all the information available on the investments mentioned. The reader is referred to the regular statistical services, company reports and any official prospectuses for further details. Securities are offered through Foreside Fund Services, LLC, Member FINRA/SIPC. Rule One Partners, LLC is not affiliated with Foreside Fund Services, LLC.

Investors should consider the Fund’s investment objectives, potential risks, management fees and charges and expenses carefully before investing. This and other information is contained in the Fund’s prospectus and summary prospectus, which may be obtained online at ruleonefund.com or by calling 1-833 RULE-ONE (833-785-3663). Please read the prospectus carefully before investing.

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

Past performance is not predictive of future performance.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ in the United States.

Not FDIC Insured · May Lose Value · No Bank Guarantee

ANNUAL REPORT

Rule One Fund

COMPARISON OF $20,000 INVESTMENT IN RULE ONE FUND VS. DOW JONES INDUSTRIAL AVERAGE INDEX AND S&P 500® INDEX

$35
$30
$25
$20
$15
In Thousands
$30,930
$25,407
6/3/19
3/31/20
12/31/20
12/31/21
Rule One Fund
Dow Jones Industrial Average

	Total Returns	Average Annual Returns
	One Year Ended 12/31/2021	Since Inception 06/03/2019 - 12/31/2021
Rule One Fund	12.87%	9.72%
Dow Jones Industrial Average Index	20.95%	18.42%

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ in the United States.

ANNUAL REPORT

Rule One Fund

Portfolio Compositionas of December 31, 2021 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Consumer Discretionary	13.62%
Financials	12.31%
Industrials	7.78%
Consumer Staples	5.88%
Real Estate	4.19%
Materials	1.81%
Exchange Traded Funds	4.68%
Money Market Fund	35.88%
Options Purchased	0.76%
Total Investments	86.91%

Call Options Written	(0.02%	)

Put Options Written	(0.05%	)

Total Options Written	(0.07%	)

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of InvestmentsDecember 31, 2021

		Shares	Fair Value
45.59%	COMMON STOCKS

13.62%	CONSUMER DISCRETIONARY
	Alibaba Group Holding Ltd.*	145,000	$17,224,550
	Sturm, Ruger & Co. Inc.	61,947	4,213,635
			21,438,185

5.88%	CONSUMER STAPLES
	Sprouts Farmers Market, Inc.*	312,000	9,260,160

12.31%	FINANCIALS
	Bank OZK	416,269	19,368,996

7.78%	INDUSTRIALS
	The Boeing Co.*	20,000	4,026,400
	Huntington Ingalls Industries Inc.	44,000	8,216,560
			12,242,960

1.81%	MATERIALS
	Barrick Gold Corp.	150,000	2,850,000

4.19%	REAL ESTATE
	Armada Hoffler Properties Inc.	433,400	6,596,348

45.59%	TOTAL COMMON STOCKS		71,756,649
	(Cost: $60,146,452)

4.68%	EXCHANGE TRADED FUNDS
	iShares Silver Trust ETF*	100,000	2,151,000
	SPDR Gold Shares ETF*	30,500	5,214,280
			7,365,280

4.68%	TOTAL EXCHANGE TRADED FUNDS		7,365,280
	(Cost: $7,436,374)

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of Investments - continuedDecember 31, 2021

		Shares	Fair Value
35.88%	MONEY MARKET FUND
	Federated Treasury Obligations Fund, Institutional Class 0.03%**	56,484,714	$56,484,714
(Cost: $56,484,714)

0.76%	PURCHASED OPTIONS

	Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
0.76%	OPTIONS PURCHASED

0.76%	CALL OPTIONS
	Alibaba Group Holding	250	$2,969,750	$85.00	6/16/23	$1,196,250

0.00%	PUT OPTIONS
	The Boeing Company***	123	$2,476,236	$165.00	1/7/22	492

0.76%	TOTAL PURCHASED OPTIONS					1,196,742
	(Cost: $2,270,183)

86.91%	TOTAL INVESTMENTS					$136,803,385
	(Cost: $126,337,723)
13.09%	Other assets, net of liabilities					$20,599,612
100.00%	NET ASSETS					$157,402,997

*Non-income producing

**Effective 7 day yield as of December 31, 2021

***Percentage of net assets is less than 0.01%

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of Options WrittenDecember 31, 2021

(0.07%)	OPTIONS WRITTEN

	CALL OPTIONS
	Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
	iShares Silver Trust	500	$(1,075,500)	22.00	1/7/22	$(4,500)
	The Boeing Co.	200	$(4,026,400)	215.00	1/14/22	(21,400)

(0.02%)	TOTAL CALL OPTIONS WRITTEN					(25,900)
	(Premiums received: $(25,411))

(0.05%)	PUT OPTIONS

	The Boeing Co.	123	$(2,476,236)	170.00	1/7/22	(615)
	Sprouts Farmers Market	600	$(1,780,800)	27.50	1/21/22	(10,800)
	Activision Blizzard	350	$(2,328,550)	63.50	1/14/22	(22,225)
	Alibaba Group Holding	250	$(2,969,750)	110.00	1/14/22	(54,000)

(0.05%)	TOTAL PUT OPTIONS WRITTEN					(87,640)
	(Premiums received: $(114,851))

(0.07%)	TOTAL OPTIONS WRITTEN					$(113,540)
	(Premiums received: $(140,262))

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of Assets and LiabilitiesDecember 31, 2021

ASSETS
Investments at fair value (identified cost of $126,337,723) (Note 1)	$136,803,385
Cash at broker	30,184,230
Dividends and interest receivable	75,328
Prepaid expenses	28,064
TOTAL ASSETS	167,091,007

LIABILITIES
Due to broker for borrowings	9,333,044
Written put options sold short at fair value (identified proceeds of $114,851)	87,640
Written call options sold short at fair value (identified proceeds $25,411)	25,900
Interest expense payable	4,404
Accrued advisory fees	214,488
Accrued administration, transfer agent and accounting fees	21,317
Other accrued expenses	1,217
TOTAL LIABILITIES	9,688,010
NET ASSETS	$157,402,997

Net Assets Consist of:
Paid-in-capital	$140,903,060
Distributable earnings	16,499,937
Net Assets	$157,402,997

NET ASSET VALUE PER SHARE
Net Assets	$157,402,997
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	13,523,078
Net Asset Value and Redemption Price Per Share	$11.64

Rule One Fund

Statement of Operations

See Notes to Financial Statements

ANNUAL REPORT

Year ended December 31, 2021
INVESTMENT INCOME
Dividend (net of foreign tax withheld of $2,025)	$1,484,499
Interest	13,493
Total investment income	1,497,992

EXPENSES
Investment advisory fees (Note 2)	2,344,179
Recordkeeping and administrative services (Note 2)	121,214
Accounting fees	75,506
Custody fees	14,517
Transfer agent fees (Note 2)	71,132
Professional fees	31,598
Filing and registration fees	40,000
Trustee fees	9,207
Compliance fees	7,600
Shareholder servicing and reports	37,246
Insurance	5,710
Interest expense	29,174
Margin deficit interest	1,800
Other	14,489
Total expenses	2,803,372
Management fee waivers (Note 2)	(28,329)
Net Expenses	2,775,043
Net investment income (loss)	(1,277,051)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	14,514,131
Net realized gain (loss) on put options purchased	(766,227)
Net realized gain (loss) on put options written	2,445,333
Net realized gain (loss) on call options written	912,135
Net realized gain (loss) on foreign currency transactions	(21)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(141,742)
Net increase (decrease) in unrealized appreciation (depreciation) on put options purchased	(1,024,242)
Net increase (decrease) in unrealized appreciation (depreciation) on options written	(695,666)
Net realized and unrealized gain (loss) on investments, options purchased and written, and foreign currency transactions	15,243,701

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$13,966,650

Rule One Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Year ended December 31, 2021	Period April 1, 2020 to December 31, 2020	Period June 3, 2019* to March 31, 2020
Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$(1,277,051)	$(512,549)	$(184,729)
Net realized gain (loss) on investments, options purchased and written	17,105,351	2,447,056	896,542
Net increase (decrease) in unrealized appreciation (depreciation) of investments and options purchased and written	(1,861,650)	20,205,202	(7,851,167)
Increase (decrease) in net assets from operations	13,966,650	22,139,709	(7,139,354)

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(10,677,918)	(1,789,150)	—
Decrease in net assets from distributions	(10,677,918)	(1,789,150)	—

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	41,879,245	25,858,437	72,584,835
Distributions reinvested	10,659,370	1,787,307	—
Shares redeemed	(7,691,752)	(1,822,988)	(2,351,394)
Increase (decrease) in net assets from capital stock transactions	44,846,863	25,822,756	70,233,441

NET ASSETS
Increase (decrease) during period	48,135,595	46,173,315	63,094,087
Beginning of period	109,267,402	63,094,087	—
End of period	$157,402,997	$109,267,402	$63,094,087

*Commencement of operations

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of Cash Flows

Year ended December 31, 2021
Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$13,966,650
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(51,354,926)
Proceeds from disposition of investment securities	53,443,052
Purchase of put/call options	(734,399)
Proceeds from short sales	3,061,608
Closed short transactions	(184,275)
Sale (Purchase) of short term securities, net	(45,280,293)
Decrease (increase) in dividends and interest receivable	(27,265)
Decrease (increase) in prepaid assets	(1,186)
Increase (decrease) in due to broker	8,082,612
Increase (decrease) in interest expense payable	(379)
Increase (decrease) in accrued management fees	75,244
Increase (decrease) in other accrued expense	(14,194)
Unrealized appreciation on investments and securities sold short	1,861,650
Net realized gain (loss) from investments and securities sold short	(17,106,011)
Net cash provided by operating activities	(34,212,112)
Cash flows from financing activities:
Proceeds from shares sold	41,929,245
Payments on shares redeemed	(7,691,752)
Cash distributions paid	(18,548)
Net cash used in financing activities	34,218,945
Net increase (decrease) in cash	6,833
Cash:
Beginning balance	30,177,397
Ending balance	$30,184,230

Supplemental Disclosure of Cash Flow Information
Cash financing activities not included herein consist of:
Interest paid	$31,353
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$10,659,370

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	Year ended December 31, 2021	Period April 1, 2020 to December 31, 2020(D)	Period June 3, 2019^ to March 31, 2020
Net asset value, beginning of period	$11.07	$8.88	$10.00
Investment activities
Net investment income (loss)(1)	(0.11)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	1.53	2.42	(1.09)
Total from investment activities	1.42	2.37	(1.12)
Distributions
Net realized gain	(0.85)	(0.18)	—
Total distributions	(0.85)	(0.18)	—
Net asset value, end of period	$11.64	$11.07	$8.88
Total Return*	12.87%	26.74%	(11.20%)
Ratios/Supplemental Data
Ratio to average net assets**
Expenses, gross(A)(B)	2.03%	2.15%	2.30%
Expenses, net of waiver(C)	2.01%	2.06%	2.08%
Net investment income (loss)	(0.93%)	(0.72%)	(0.40%)
Portfolio turnover rate*	61.92%	32.99%	61.35%
Net assets, end of period (000’s)	$157,403	$109,267	$63,094

^Commencement of operations.

(1)Per share amounts calculated using the average share method.

*Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

**Ratios to average net assets have been annualized for periods less than one year.

(A)Gross expense ratio reflects the effect of interest expense which is excluded from the Fund’s expense limitation agreement.

(B)Ratio of total expenses before management fee waivers and reimbursements, excluding interest expenses, would have been 2.01% for the year ended December 31, 2021, 2.08% for the period April 1, 2020 to December 31, 2020 and 2.22% for the period June 3, 2019 to March 31, 2020.

(C)Ratio of total expenses net of management fee waivers and reimbursements, excluding interest expenses, would have been 1.99% for the year ended December 31, 2021, 1.99% for the period April 1, 2020 to December 31, 2020 and 1.99% for the period June 3, 2019 to March 31, 2020.

(D)On August 25, 2020, the Board of Trustees approved a change to the Fund’s fiscal year end to December 31.

ANNUAL REPORT

Rule One Fund

Notes to Financial StatementsDecember 31, 2021

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Rule One Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified open-end management company. The Fund commenced operations on June 3, 2019. On August 25, 2020, the Board of Trustees of the Trust (the “Board”) approved a change in the Fund’s fiscal year end from March 31 to December 31.

The investment objective of the Fund is to seek long-term total return.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board. Short-term debt securities (less than 60 days to maturity) are valued at their current market prices. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the administrator, in consultation with the Advisor, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

In accordance with GAAP, “fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$71,756,649	$—	$—	$71,756,649
Exchange Traded Fund	7,365,280	—	—	7,365,280
Money Market Funds	56,484,714	—	—	56,484,714
Call Options Purchased	—	1,196,250	—	1,196,250
Put Options Purchased	—	492	—	492
	$135,606,643	$1,196,742	$—	$136,803,385
Liabilities
Call Options Written	—	(25,900)	—	(25,900)
Put Options Written	—	(87,640)	—	(87,640)
Total Options Written	$—	$(113,540)	$—	$(113,540)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2021, there were no such reclassifications.

Derivatives

The Fund utilizes derivatives to achieve its investment strategies. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Options are subject to equity price risk that arises from the possibility that equity security prices will fluctuate affecting the value of the options.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended December 31, 2021 is as follows:

Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*
Purchased Options – Put	$ (766,227)
Written Options – Put	2,445,333
Written Options – Call	912,135

*Statement of Operations location: Net realized gain (loss) on put options purchased, put options written and call options written.

The derivative instruments outstanding as of December 31, 2021 disclosed above, and their effect on the Statement of Operations for the year ended December 31, 2021, serve as indicators of the volume of financial derivative activity for the Fund. The following indicates the average volume for the period:

Average notional value of:
Purchased Options	$23,942,509
Written Options	33,569,151

Options

Call options give the owner the right to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security to/from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). Options are not treated as hedging instruments under GAAP.

Purchased option contracts – When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options that expire are treated as realized losses. Premiums paid in the purchase of call options that are exercised will increase the

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

cost of the underlying security purchased. Premiums paid in the purchase of put options that are exercised will decrease the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security.

Written option contracts – When the Fund writes a call or put option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing call and put options that expire are treated as realized capital gains. Premiums received from writing call options that are exercised will increase the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security. Premiums received from writing put options that are exercised will decrease the basis of the underlying security purchased.

If a closing purchase or sale transaction is used to terminate the Fund’s obligation on an option, a capital gain or loss will be realized, depending upon whether the price of the closing transaction is more or less than the premium previously paid on the option purchased or received on the option written.

For the year ended December 31, 2021, the margin interest fees and short debit fees associated with such transactions were $29,174.

NOTE 2 –INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Fund’s investment advisor, Rule One Partners, LLC (“the Advisor”), provides investment advisory services for an annual fee of 1.70% of average daily net assets of the Fund.

The Advisor earned and waived management fees and reimbursed Fund expenses for the year ended December 31, 2021 as follows:

Management Fee Earned	Management Fee Waived	Expenses Reimbursed
$2,344,179	$28,329	$ —

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.99% of the average daily net assets of the Fund. This agreement is in effect until May 1, 2022. Each waiver or reimbursement

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

of an expense by Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amounts of recoverable waivers and reimbursements as of December 31, 2021 are as follows:

Recoverable Waivers and Reimbursements and Expiration Date
2023	2024	Total
$168,964	$28,329	$197,293

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For it’s services, fees to CFS are computed daily and paid monthly. For the year ended December 31, 2021, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Fund Accounting
$115,006	$54,708	$69,671

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. Tina H. Bloom is Assistant Secretary of the Trust and Partner of Practus LLP. Officers and/or directors of CFS, Mr. Lively and Ms. Bloom receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 –INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended December 31, 2021, were as follows:

Purchases	Sales
$51,354,926	$53,443,052

The above amounts do not include the following:

Premiums received from options	Proceeds from sales of options
$2,327,209	$184,275

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

NOTE 4 –DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short capital gains as ordinary income for tax purposes.

The tax character of distributions paid during the year ended December 31, 2021, the period April 1, 2020 to December 31, 2020 and the period June 3, 2019* to March 31, 2020 were as follows:

	Year ended December 31, 2021	Period April 1, 2020 to December 31, 2020	Period June 3, 2019* to March 31, 2020
Distributions paid from:
Ordinary income	$4,624,328	$1,789,150	$—
Realized gains	6,053,590	—	—
	$10,677,918	$1,789,150	$—

*Commencement of operations

As of December 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Other losses	$(21)
Undistributed net realized gain on investments	6,024,469
Net unrealized appreciation on investments	10,475,489
$16,499,937

For tax purposes, the Fund had a current year post October currency loss of $21. This loss will be recognized on the first business day of the Fund’s fiscal year, January 1, 2022.

Cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$126,214,356	$17,502,105	$(7,026,616)	$10,475,489

The difference between book basis and tax basis distributable earnings is attributable primarily to the deferral of wash sale and straddle losses.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

NOTE 5 –TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended December 31, 2021	Period April 1, 2020 to December 31, 2020	Period June 3, 2019* to March 31, 2020
Shares sold	3,348,327	2,784,723	7,346,108
Shares reinvested	923,689	161,894	—
Shares redeemed	(617,899)	(181,197)	(242,567)
Net increase (decrease)	3,654,117	2,765,420	7,103,541

*Commencement of operations

NOTE 6 – RISKS AND BORROWINGS

The Fund engages in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than it would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2021

The Fund has a leverage agreement with Interactive Brokers. The interest rate charged for these borrowings is a blended rate based on the tier of the margin balance. During the year ended December 31, 2021, the interest was as follows:

	Outstanding average daily balance	Weighted average interest rate	Maximum amount outstanding	Outstanding balance as of 12/31/2021	Interest Expense
Rule One	$3,429,703	0.83%	$15,947,259	$9,333,044	$29,174

NOTE 7 – OTHER RISKS TO THE FUND

In early 2020, an outbreak of the novel strain of coronavirus (“COVID-19”) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Rule One Fund

Report of Independent Registered Public Accounting Firm

taitweller.com

To the Shareholders of
Rule One Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Rule One Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for the year then ended, for the period April 1, 2020 through December 31, 2020 and for the period June 3, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, for the period April 1, 2020 through December 31, 2020 and for the period June 3, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required

ANNUAL REPORT

Rule One Fund

Report of Independent Registered Public Accounting Firm - continued

to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2022

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

World Funds Trust (the “Trust”)

Information pertaining to the trustees and executive officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 1-800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway,
Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (66) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the twelve series of the ETF Opportunities Trust (registered investment company)
Mary Lou H. Ivey (64) Trustee	Indefinite, Since June 2010	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008-2021.	20	Independent Trustee for the twelve series of the ETF Opportunities Trust (registered investment company)
Theo H. Pitt, Jr. (85) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the fourteen series of that trust; and ETF Opportunities Trust for the twelve series of that trust; (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (58) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency),
Karen M. Shupe (57) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (67) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (53) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (53) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus LLP, May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc., November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC (fund administration and transfer agency) from 2011-2017.

Holly B. Giangiulio (60) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present. Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (53) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

ANNUAL REPORT

Rule One Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2021 and held for the six months ended December 31, 2021.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Annualized Expense Ratio	Expenses Paid During the Period Ended* (12/31/21)
Institutional Class Actual	$1,000.00	$ 979.20	2.01%	$10.01
Institutional Class Hypothetical**	$1,000.00	$1,014.97	2.01%	$10.19

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

** 5% return before expenses

ANNUAL REPORT

World Funds Trust (the “Trust”)

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Adviser:

Rule One Partners, LLC
811 Bear Creek Road
Moreland, Georgia 30259

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Transfer Agent, Fund Administration and Fund Accounting:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,000 for fiscal period ended 12/31/2021 and $13,500 for fiscal period ended 12/31/2020.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for fiscal period ended 12/31/2021 and $0 for fiscal period ended 12/31/2020.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for fiscal period ended 12/31/2021 and $2,000 for fiscal period ended 12/31/2020. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for fiscal period ended 12/31/2021 and $0 for fiscal period ended 12/31/2020.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant’s principal  accountant to the Rule One Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for fiscal period ended 12/31/2021 and $0 for fiscal period ended 12/31/2020.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: March 8, 2022

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: March 8, 2022

* Print the name and title of each signing officer under his or her signature.